Exhibit 99.3

Discussion and

Reconciliation of Non-

GAAP Financial Measures

December 31, 2023

(Unaudited)

Definitions
Adjusted Fixed Charge Coverage Adjusted EBITDAre divided by Fixed Charges. Adjusted Fixed Charge Coverage is a supplemental measure of liquidity and our ability to meet interest payments on our outstanding debt and pay dividends to our preferred stockholders, if applicable. Our various debt agreements contain covenants that require us to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain of our debt instruments. Adjusted Fixed Charge Coverage is subject to the same limitations and qualifications as Adjusted EBITDAre and Fixed Charges.
Adjusted Funds From Operations (“AFFO”) AFFO is defined as FFO as Adjusted after excluding the impact of the following: (i) stock-based compensation amortization expense, (ii) amortization of deferred financing costs, net, (iii) straight-line rents, (iv) deferred income taxes, (v) amortization of above (below) market lease intangibles, net, and (vi) other AFFO adjustments, which include: (a) non-cash interest related to DFLs and lease incentive amortization (reduction of straight-line rents), (b) actuarial reserves for insurance claims that have been incurred but not reported, and (c) amortization of deferred revenues, excluding amounts amortized into rental income that are associated with tenant funded improvements owned/recognized by us and up-front cash payments made by tenants to reduce their contractual rents. Also, AFFO is computed after deducting recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements, and includes adjustments to compute our share of AFFO from our unconsolidated joint ventures. More specifically, recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements (“AFFO capital expenditures”) excludes our share from unconsolidated joint ventures (reported in “other AFFO adjustments”). Adjustments for joint ventures are calculated to reflect our pro rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of AFFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. We reflect our share for consolidated joint ventures in which we do not own 100% of the equity by adjusting our AFFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods (reported in “other AFFO adjustments”). See FFO for further disclosure regarding our use of pro rata share information and its limitations. We believe AFFO is an alternative run-rate earnings measure that improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods, and (iii) results among REITs more meaningful. AFFO does not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as it excludes the following items which generally flow through our cash flows from operating activities: (i) adjustments for changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, (ii) transaction-related costs, (iii) litigation settlement expenses, and (iv) restructuring and severance-related charges. Furthermore, AFFO is adjusted for recurring capital expenditures, which are generally not considered when determining cash flows from operations or liquidity. Other REITs or real estate companies may use different methodologies for calculating AFFO, and accordingly, our AFFO may not be comparable to those reported by other REITs. Management believes AFFO provides a meaningful supplemental measure of our performance and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT, and by presenting AFFO, we are assisting these parties in their evaluation. AFFO is a non-GAAP supplemental financial measure and should not be considered as an alternative to net income (loss) determined in accordance with GAAP and should only be considered together with and as a supplement to our financial information prepared in accordance with GAAP.
Consolidated Debt The carrying amount of bank line of credit, commercial paper, term loans, senior unsecured notes, and mortgage debt, as reported in our consolidated financial statements.
Consolidated Gross Assets The carrying amount of total assets, excluding investments in and advances to our unconsolidated JVs, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements. Consolidated Gross Assets is a supplemental measure of our financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Consolidated Secured Debt  Mortgage and other debt secured by real estate, as reported in our consolidated financial statements.
Continuing Care Retirement Community (“CCRC”) A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing).
Debt Investments Loans secured by a direct interest in real estate and mezzanine loans.
Direct Financing Lease (“DFL”) Lease for which future minimum lease payments are recorded as a receivable and the difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income. Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.
EBITDAre and Adjusted EBITDAre EBITDAre, or EBITDA for Real Estate, is a supplemental performance measure defined by the National Association of Real Estate Investment Trusts (“Nareit”) and intended for real estate companies. It represents earnings before interest expense, income taxes, depreciation and amortization, gains or losses from sales of depreciable property (including gains or losses on change in control), and impairment charges (recoveries) related to depreciable property. Adjusted EBITDAre is defined as EBITDAre excluding other impairments (recoveries) and other losses (gains), transaction and merger-related items, prepayment costs (benefits) associated with early retirement or payment of debt, restructuring and severance-related charges, litigation costs (recoveries), casualty-related charges (recoveries), stock-based compensation amortization expense, and foreign currency remeasurement losses (gains), adjusted to reflect the impact of transactions that closed during the period as if the transactions were completed at the beginning of the period. EBITDAre and Adjusted EBITDAre include our pro rata share of our unconsolidated JVs presented on the same basis. We consider EBITDAre and Adjusted EBITDAre important supplemental measures to net income (loss) because they provide an additional manner in which to evaluate our operating performance and serve as additional indicators of our ability to service our debt obligations. Net income (loss) is the most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure to EBITDAre and Adjusted EBITDAre.
Enterprise Debt Consolidated Debt plus our pro rata share of total debt from our unconsolidated JVs. Enterprise Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Enterprise Gross Assets Consolidated Gross Assets plus our pro rata share of total gross assets from our unconsolidated JVs, after adding back accumulated depreciation and amortization. Enterprise Gross Assets is a supplemental measure of our financial position, which, when used

2

Definitions
in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Enterprise Secured Debt Consolidated Secured Debt plus our pro rata share of mortgage debt from our unconsolidated JVs. Enterprise Secured Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of Enterprise Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Entrance Fees Certain of our CCRC communities have residency agreements which require the resident to pay an upfront entrance fee prior to taking occupancy at the community. For net income, NOI, Adjusted NOI, Nareit FFO, FFO as Adjusted, and AFFO, the non-refundable portion of the entrance fee is recorded as deferred entrance fee revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain number of months or days following contract termination or upon the sale of the unit. All refundable amounts due to residents at any time in the future are classified as liabilities.
Financial Leverage Enterprise Debt divided by Enterprise Gross Assets. Financial Leverage is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Fixed Charges Total interest expense plus capitalized interest plus preferred stock dividends (if applicable). Fixed Charges also includes our pro rata share of the interest expense plus capitalized interest plus preferred stock dividends (if applicable) of our unconsolidated JVs. Fixed Charges is a supplemental measure of our interest payments on outstanding debt and dividends to preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage. Fixed Charges is subject to limitations and qualifications, as, among other things, it does not include all contractual obligations.
Funds From Operations (“Nareit FFO”) and FFO as Adjusted FFO encompasses Nareit FFO and FFO as Adjusted, each of which is described in detail below. We believe FFO applicable to common shares, diluted FFO applicable to common shares, and diluted FFO per common share are important supplemental non-GAAP measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets utilizes straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the REIT industry to address this issue.
Nareit FFO. FFO, as defined by the National Association of Real Estate Investment Trusts (“Nareit”), is net income (loss) applicable to common shares (computed in accordance with GAAP), excluding gains or losses from sales of depreciable property, including any current and deferred taxes directly associated with sales of depreciable property, impairments of, or related to, depreciable real estate, plus real estate and other real estate-related depreciation and amortization, and adjustments to compute our share of Nareit FFO and FFO as Adjusted (see below) from joint ventures. Adjustments for joint ventures are calculated to reflect our pro rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of Nareit FFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. For consolidated joint ventures in which we do not own 100%, we reflect our share of the equity by adjusting our Nareit FFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods. Our pro rata share information is prepared on a basis consistent with the comparable consolidated amounts, is intended to reflect our proportionate economic interest in the operating results of properties in our portfolio and is calculated by applying our actual ownership percentage for the period. We do not control the unconsolidated joint ventures, and the pro rata presentations of reconciling items included in Nareit FFO do not represent our legal claim to such items. The joint venture members or partners are entitled to profit or loss allocations and distributions of cash flows according to the joint venture agreements, which provide for such allocations generally according to their invested capital.
The presentation of pro rata information has limitations, which include, but are not limited to, the following: (i) the amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses and (ii) other companies in our industry may calculate their pro rata interest differently, limiting the usefulness as a comparative measure. Because of these limitations, the pro rata financial information should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP financial statements, using the pro rata financial information as a supplement.
Nareit FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income (loss). We compute Nareit FFO in accordance with the current Nareit definition; however, other REITs may report Nareit FFO differently or have a different interpretation of the current Nareit definition from ours.
FFO as Adjusted. In addition, we present Nareit FFO on an adjusted basis before the impact of non-comparable items including, but not limited to, transaction and merger-related items, other impairments (recoveries) and other losses (gains), restructuring and severance-related charges, prepayment costs (benefits) associated with early retirement or payment of debt, litigation costs (recoveries), casualty-related charges (recoveries), deferred tax asset valuation allowances, and changes in tax legislation (“FFO as Adjusted”). These adjustments are net of tax, when applicable. Transaction and merger-related items include transaction expenses and gains/charges incurred as a result of mergers and acquisitions and lease amendment or termination activities. Prepayment costs (benefits) associated with early retirement of debt include the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts, make-whole payments, penalties or premiums incurred as a result of early retirement or payment of debt. Other impairments (recoveries) and other losses (gains) include interest income associated with early and partial repayments of loans receivable and other losses or gains associated with non-depreciable assets including goodwill, DFLs, undeveloped land parcels, and loans receivable. Management believes that FFO as Adjusted provides a meaningful supplemental measurement of our FFO run-rate and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. At

3

Definitions
the same time that Nareit created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors, and financial analysts who review our operating performance are best served by an FFO run-rate earnings measure that includes certain other adjustments to net income (loss), in addition to adjustments made to arrive at the Nareit defined measure of FFO. FFO as Adjusted is used by management in analyzing our business and the performance of our properties and we believe it is important that stockholders, potential investors, and financial analysts understand this measure used by management. We use FFO as Adjusted to: (i) evaluate our performance in comparison with expected results and results of previous periods, relative to resource allocation decisions, (ii) evaluate the performance of our management, (iii) budget and forecast future results to assist in the allocation of resources, (iv) assess our performance as compared with similar real estate companies and the industry in general, and (v) evaluate how a specific potential investment will impact our future results. Other REITs or real estate companies may use different methodologies for calculating an adjusted FFO measure, and accordingly, our FFO as Adjusted may not be comparable to those reported by other REITs.
Investment and Portfolio Investment Represents: (i) the carrying amount of real estate assets and intangibles, after adding back accumulated depreciation and amortization and (ii) the carrying amount of DFLs and Debt Investments. Portfolio Investment also includes our pro rata share of the real estate assets and intangibles held in our unconsolidated JVs, presented on the same basis as Investment, and excludes noncontrolling interests' pro rata share of the real estate assets and intangibles held in our consolidated JVs, presented on the same basis. Investment and Portfolio Investment exclude land held for development.
Net Debt Enterprise Debt less the carrying amount of cash and cash equivalents, restricted cash, and expected net proceeds from the future settlement of shares issued through our equity forward contracts, as reported in our consolidated financial statements and our pro rata share of cash and cash equivalents and restricted cash from our unconsolidated JVs. Consolidated Debt is the most directly comparable GAAP measure to Net Debt. Net Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Net Debt to Adjusted EBITDAre Net Debt divided by Adjusted EBITDAre is a supplemental measure of our ability to decrease our debt. Because we may not be able to use our cash to reduce our debt on a dollar-for-dollar basis, this measure may have material limitations.
Net Operating Income (“NOI”) and Cash (Adjusted) NOI NOI and Adjusted NOI are non-U.S. generally accepted accounting principles (“GAAP”) supplemental financial measures used to evaluate the operating performance of real estate. NOI is defined as real estate revenues (inclusive of rental and related revenues, resident fees and services, income from direct financing leases, and government grant income and exclusive of interest income), less property level operating expenses; NOI excludes all other financial statement amounts included in net income (loss). Adjusted NOI is calculated as NOI after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee income and expense. NOI and Adjusted NOI are calculated as NOI and Adjusted NOI from consolidated properties, plus our share of NOI and Adjusted NOI from unconsolidated joint ventures (calculated by applying our actual ownership percentage for the period), less noncontrolling interests’ share of NOI and Adjusted NOI from consolidated joint ventures (calculated by applying our actual ownership percentage for the period). Management utilizes its share of NOI and Adjusted NOI in assessing its performance as we have various joint ventures that contribute to its performance. We do not control our unconsolidated joint ventures, and our share of amounts from unconsolidated joint ventures do not represent our legal claim to such items. Our share of NOI and Adjusted NOI should not be considered a substitute for, and should only be considered together with and as a supplement to, our financial information presented in accordance with GAAP.
Adjusted NOI is oftentimes referred to as “Cash NOI.” Management believes NOI and Adjusted NOI are important supplemental measures because they provide relevant and useful information by reflecting only income and operating expense items that are incurred at the property level and present them on an unlevered basis. We use NOI and Adjusted NOI to make decisions about resource allocations, to assess and compare property level performance, and to evaluate our Same-Store (“SS”) performance, as described below. We believe that net income (loss) is the most directly comparable GAAP measure to NOI and Adjusted NOI. NOI and Adjusted NOI should not be viewed as alternative measures of operating performance to net income (loss) as defined by GAAP since they do not reflect various excluded items. Further, our definitions of NOI and Adjusted NOI may not be comparable to the definitions used by other REITs or real estate companies, as they may use different methodologies for calculating NOI and Adjusted NOI.
Operating expenses generally relate to leased outpatient medical and lab buildings, as well as CCRC facilities. We generally recover all or a portion of our leased outpatient medical and lab property expenses through tenant recoveries. We present expenses as operating or general and administrative based on the underlying nature of the expense.
Portfolio Adjusted NOI Portfolio Adjusted NOI is Portfolio Cash Real Estate Revenues less Portfolio Cash Operating Expenses.
Portfolio Operating Expenses and Portfolio Cash Operating Expenses Portfolio Operating Expenses and Portfolio Cash Operating Expenses are non-GAAP supplemental measures. Portfolio Operating Expenses represent property level operating expenses (which exclude transition costs). Portfolio Operating Expenses include consolidated operating expenses plus the Company's pro rata share of operating expenses from its unconsolidated JVs less noncontrolling interests' pro rata share of operating expenses from consolidated JVs. Portfolio Cash Operating Expenses represent Portfolio Operating Expenses after eliminating the effects of straight-line rents, lease termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee expense.
Portfolio Income Cash (Adjusted) NOI plus interest income plus our pro rata share of Cash (Adjusted) NOI from our unconsolidated JVs less noncontrolling interests' pro rata share of Cash (Adjusted) NOI from consolidated JVs. Management believes that Portfolio Income is an important supplemental measure because it provides relevant and useful information regarding our performance; specifically, it is a measure of our property level profitability of the Company inclusive of interest income. Management believes that net income (loss) is the most directly comparable GAAP measure to Portfolio Income. Portfolio Income should not be viewed as an alternative measure of operating performance to net income (loss) as defined by GAAP since it does not reflect various excluded items.
Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues are non-GAAP supplemental measures. Portfolio Real Estate Revenues include rental related revenues, resident fees and services, income from DFLs, and government grant income which is included in Other income (expense), net in our Consolidated Statement of Operations. Portfolio Real Estate Revenues include the Company's pro rata share from unconsolidated JVs presented on the same basis and exclude

4

Definitions
noncontrolling interests' pro rata share from consolidated JVs presented on the same basis. Portfolio Cash Real Estate Revenues include Portfolio Real Estate Revenues after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, lease termination fees, and the impact of deferred community fee income.
Projected Stabilized Yield Projected Cash (Adjusted) NOI at Stabilization divided by the expected total development costs. Management considers Projected Stabilized Yield a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.
REVPOR The 3-month average Cash Real Estate Revenues per occupied unit for the most recent period available. REVPOR excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the Other portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. All facility occupancy data was derived solely from information provided by operators without independent verification by us. REVPOR relates to our Other non-reportable segment. REVPOR is a metric used to evaluate the revenue-generating capacity and profit potential of our other assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our other assets.
REVPOR CCRC The 3-month average Cash Real Estate Revenues per occupied unit excluding Cash NREFs for the most recent period available. REVPOR CCRC excludes newly completed assets under lease-up, assets sold, or acquired during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. All facility occupancy data was derived solely from information provided by operators without independent verification by us. REVPOR CCRC is a metric used to evaluate the revenue-generating capacity and profit potential of our CCRC assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our CCRC assets.
RIDEA A structure whereby a taxable REIT subsidiary is permitted to rent a healthcare facility from its parent REIT and hire an independent contractor to operate the facility.
Same-Store (“SS”) Same-Store NOI and Cash (Adjusted) NOI information allows us to evaluate the performance of our property portfolio under a consistent population by eliminating changes in the composition of our portfolio of properties, excluding properties within the other non-reportable segments. We include properties from our consolidated portfolio, as well as properties owned by our unconsolidated joint ventures in Same-Store NOI and Adjusted NOI (see NOI definition above for further discussion regarding our use of pro-rata share information and its limitations). Same-Store NOI and Adjusted NOI exclude government grant income under the CARES Act. Same-Store Adjusted NOI also excludes amortization of deferred revenue from tenant-funded improvements and certain non-property specific operating expenses that are allocated to each operating segment on a consolidated basis. Properties are included in Same-Store once they are stabilized for the full period in both comparison periods. Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered stabilized after 12 months in operations under a consistent reporting structure. A property is removed from Same-Store when it is classified as held for sale, sold, placed into redevelopment, experiences a casualty event that significantly impacts operations, a change in reporting structure or operator transition has been agreed to, or a significant tenant relocates from a Same-Store property to a non Same-Store property and that change results in a corresponding increase in revenue. We do not report Same-Store metrics for our other non-reportable segments.
Secured Debt Ratio Enterprise Secured Debt divided by Enterprise Gross Assets. Secured Debt Ratio is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of Total Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Segments The Company’s diverse portfolio is comprised of investments in the following reportable healthcare segments: (i) lab; (ii) outpatient medical; and (iii) continuing care retirement community (“CCRC”).
Share of Consolidated Joint Ventures ("JVs") Noncontrolling interests' pro rata share information is prepared by applying noncontrolling interests' actual ownership percentage for the period and is intended to reflect noncontrolling interests' proportionate economic interest in the financial position and operating results of properties in our portfolio.
Share of Unconsolidated Joint Ventures ("JVs") Our pro rata share information is prepared by applying our actual ownership percentage for the period and is intended to reflect our proportionate economic interest in the financial position and operating results of properties in our portfolio.
Stabilized / Stabilization Newly acquired operating assets are generally considered Stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered Stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered Stabilized after 12 months in operations under a consistent reporting structure.

5

Reconciliations

Funds From Operations
In thousands, except per share data

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income (loss) applicable to common shares	$70,787	$6,388	$304,284	$497,792
Real estate related depreciation and amortization	188,544	179,157	749,901	710,569
Healthpeak’s share of real estate related depreciation and amortization from unconsolidated joint ventures	6,723	8,642	24,800	27,691
Noncontrolling interests’ share of real estate related depreciation and amortization	(4,610)	(4,709)	(18,654)	(19,201)
Loss (gain) on sales of depreciable real estate, net	—	986	(86,463)	(10,422)
Healthpeak’s share of loss (gain) on sales of depreciable real estate, net, from unconsolidated joint ventures	—	45	—	134
Noncontrolling interests’ share of gain (loss) on sales of depreciable real estate, net	—	—	11,546	12
Loss (gain) upon change of control, net(1)	—	—	(234)	(311,438)
Taxes associated with real estate dispositions	—	—	—	29
Nareit FFO applicable to common shares	261,444	190,509	985,180	895,166
Distributions on dilutive convertible units and other	2,366	1,649	9,394	9,407
Diluted Nareit FFO applicable to common shares	$263,810	$192,158	$994,574	$904,573

Weighted average shares outstanding - diluted Nareit FFO	554,635	543,879	554,559	546,462

Impact of adjustments to Nareit FFO:
Transaction and merger-related items(2)	$10,842	$3,215	$13,835	$4,788
Other impairments (recoveries) and other losses (gains), net(3)	(4,407)	9,702	(3,850)	3,829
Restructuring and severance-related charges(4)	—	32,749	1,368	32,749
Casualty-related charges (recoveries), net(5)	(3,424)	298	(4,033)	4,401
Recognition (reversal) of valuation allowance on deferred tax assets(6)	(14,194)	—	(14,194)	—
Total adjustments	(11,183)	45,964	(6,874)	45,767

FFO as Adjusted applicable to common shares	250,261	236,473	978,306	940,933
Distributions on dilutive convertible units and other	2,378	2,271	9,402	9,326
Diluted FFO as Adjusted applicable to common shares	$252,639	$238,744	$987,708	$950,259

Weighted average shares outstanding - diluted FFO as Adjusted	554,635	545,704	554,559	546,462

FFO as Adjusted applicable to common shares	$250,261	$236,473	$978,306	$940,933
Stock-based compensation amortization expense	3,513	1,903	14,480	16,537
Amortization of deferred financing costs	3,088	2,812	11,916	10,881
Straight-line rents(7)	(1,677)	(12,346)	(14,387)	(49,183)
AFFO capital expenditures	(47,332)	(33,407)	(113,596)	(108,510)
Deferred income taxes	117	(355)	(816)	(4,096)
Amortization of above (below) market lease intangibles, net	(5,525)	(5,851)	(25,791)	(23,380)
Other AFFO adjustments	(7,486)	3,536	(9,335)	520
AFFO applicable to common shares	194,959	192,765	840,777	783,702
Distributions on dilutive convertible units and other	1,663	1,649	6,581	6,594
Diluted AFFO applicable to common shares	$196,622	$194,414	$847,358	$790,296

Weighted average shares outstanding - diluted AFFO	552,810	543,879	552,734	544,637

6

Reconciliations

Funds From Operations
In thousands, except per share data

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Diluted earnings per common share	$0.13	$0.01	$0.56	$0.92
Depreciation and amortization	0.35	0.34	1.37	1.33
Loss (gain) on sales of depreciable real estate, net	—	0.00	(0.14)	(0.02)
Loss (gain) upon change of control, net(1)	—	—	0.00	(0.57)
Taxes associated with real estate dispositions	—	—	—	0.00
Diluted Nareit FFO per common share	$0.48	$0.35	$1.79	$1.66
Transaction and merger-related items(2)	0.02	0.01	0.03	0.01
Other impairments (recoveries) and other losses (gains), net(3)	(0.01)	0.02	(0.01)	0.00
Restructuring and severance-related charges(4)	—	0.06	0.01	0.06
Casualty-related charges (recoveries), net(5)	(0.01)	0.00	(0.01)	0.01
Recognition (reversal) of valuation allowance on deferred tax assets(6)	(0.02)	—	(0.03)	—
Diluted FFO as Adjusted per common share	$0.46	$0.44	$1.78	$1.74
Stock-based compensation amortization expense	0.01	0.00	0.03	0.03
Amortization of deferred financing costs	0.01	0.01	0.02	0.02
Straight-line rents(7)	0.00	(0.02)	(0.03)	(0.09)
AFFO capital expenditures	(0.10)	(0.06)	(0.20)	(0.20)
Deferred income taxes	0.00	0.00	0.00	(0.01)
Amortization of above (below) market lease intangibles, net	(0.01)	(0.02)	(0.05)	(0.04)
Other AFFO adjustments	(0.01)	0.01	(0.02)	0.00
Diluted AFFO per common share	$0.36	$0.36	$1.53	$1.45
______________________________________
(1)The year ended December 31, 2022 includes a gain upon change of control related to the sale of a 30% interest to a sovereign wealth fund and deconsolidation of seven previously consolidated lab buildings in South San Francisco, California. The gain upon change of control is included in other income (expense), net in the Consolidated Statements of Operations.
(2)The three months and year ended December 31, 2023 include costs related to the proposed merger with Physicians Realty Trust, which are primarily comprised of legal, accounting, tax, and other costs that were incurred prior to year-end, partially offset by termination fee income associated with Graphite Bio, Inc., for which the lease terms have been modified to accelerate expiration of the lease to December 2024. Termination fee income is included in rental and related revenues on the Consolidated Statements of Operations.
(3)The three months and year ended December 31, 2022 include $7 million of charges incurred in connection with the downsizing of the Company’s corporate headquarters in Denver, Colorado, which are included in general and administrative expenses in the Consolidated Statements of Operations. The year ended December 31, 2022 also includes the following, which are included in other income (expense), net in the Consolidated Statements of Operations: (i) $14 million of expenses incurred for tenant relocation and other costs associated with the demolition of an outpatient medical building and (ii) a $23 million gain on sale of a hospital under a direct financing lease. The three months and years ended December 31, 2023 and 2022 include reserves and (recoveries) for expected loan losses recognized in impairments and loan loss reserves (recoveries), net in the Consolidated Statements of Operations.
(4)The three months and year ended December 31, 2022 include $32 million of severance-related charges associated with the departures of our former Chief Executive Officer and former Chief Legal Officer and General Counsel in the fourth quarter of 2022. These expenses are included in general and administrative expenses in the Consolidated Statements of Operations.
(5)Casualty-related charges (recoveries), net are recognized in other income (expense), net and equity income (loss) from unconsolidated joint ventures in the Consolidated Statements of Operations.
(6)In conjunction with classifying the assets related to the Callan Ridge JV as held for sale as of December 31, 2023, we concluded it was more likely than not that we would realize the future value of certain deferred tax assets generated by the net operating losses of taxable REIT subsidiaries. Accordingly, during the three months and year ended December 31, 2023, we recognized the reversal of a portion of the associated valuation allowance and recognized a corresponding income tax benefit.
(7)The year ended December 31, 2023 includes an $8.7 million write-off of straight-line rent receivable associated with Sorrento Therapeutics, Inc., which commenced voluntary reorganization proceedings under Chapter 11 of the U.S. Bankruptcy Code. This activity is reflected as a reduction of rental and related revenues in the Consolidated Statements of Operations.

7

Reconciliations

2024 Outlook(1)(2)
Per share data

	Full Year 2024
	Low	High
Diluted earnings per common share	$0.07	$0.13
Real estate related depreciation and amortization	1.55	1.55
Healthpeak's share of real estate related depreciation and amortization from unconsolidated joint ventures	0.04	0.04
Noncontrolling interests' share of real estate related depreciation and amortization	(0.02)	(0.02)
Loss (gain) upon change of control, net	(0.12)	(0.12)
Taxes associated with real estate dispositions	0.02	0.02
Diluted Nareit FFO per common share	$1.54	$1.60

Transaction-related items	$0.19	$0.19
Diluted FFO as Adjusted per common share	$1.73	$1.79

Stock-based compensation amortization expense	$0.03	$0.03
Amortization of deferred financing costs	0.05	0.05
Straight-line rents	(0.07)	(0.07)
AFFO capital expenditures	(0.18)	(0.18)
Amortization of above (below) market lease intangibles, net	(0.04)	(0.04)
Other AFFO adjustments	(0.02)	(0.02)
Diluted AFFO per common share	$1.50	$1.56
______________________________________
(1)These 2024 outlook ranges provide a framework for metrics of Healthpeak following the merger with Physicians Realty Trust. Assumes closing date of March 1, 2024 and weighted average share count of approximately 690 million for 2024.
(2)The foregoing projections reflect management's view of current and future market conditions as of February 8, 2024 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on February 8, 2024. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

8

Reconciliations

Enterprise Gross Assets
In thousands

December 31, 2023
Consolidated total assets(1)	$15,698,850
Investments in and advances to unconsolidated joint ventures	(782,853)
Accumulated depreciation and amortization of real estate	3,591,951
Accumulated amortization of real estate intangibles	425,072
Accumulated depreciation and amortization of real estate assets held for sale	5,367
Consolidated Gross Assets	$18,938,387
Healthpeak's share of unconsolidated joint venture gross assets	1,021,097
Enterprise Gross Assets	$19,959,484
______________________________________
(1)Consolidated total assets represents total assets on the Consolidated Balance Sheet as of December 31, 2023 presented on page 9 within the Earnings Release and Supplemental Report for the quarter ended December 31, 2023.

Portfolio Investment
In thousands

	December 31, 2023
	Lab	Outpatient Medical	CCRC	Other	Total
Net real estate	$7,274,944	$4,079,873	$1,673,546	$—	$13,028,363
Real estate assets held for sale, net	109,725	8,080	—	—	117,805
Intangible assets, net	73,739	112,396	128,021	—	314,156
Accumulated depreciation and amortization of real estate	1,444,871	1,790,816	356,264	—	3,591,951
Accumulated amortization of real estate intangibles	66,713	149,702	208,657	—	425,072
Accumulated depreciation and amortization of real estate assets held for sale	—	5,367	—	—	5,367
Healthpeak's share of unconsolidated joint venture gross real estate assets	464,051	21,950	—	471,412	957,413
Fully depreciated and amortization real estate and intangibles assets	553,037	700,469	20,949	—	1,274,455
Leasing commissions and other	93,333	72,325	—	—	165,658
Debt investments	—	—	—	178,547	178,547
Land held for development	(703,691)	(4,676)	—	—	(708,367)
Real estate intangible liabilities, gross	(190,922)	(136,853)	—	—	(327,775)
Noncontrolling interests' share of consolidated joint venture real estate and related intangibles	(5,094)	(383,905)	—	—	(388,999)
Portfolio Investment	$9,180,706	$6,415,544	$2,387,437	$649,959	$18,633,646

9

Reconciliations

Revenues
In thousands

	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Lab	$207,952	$205,464	$223,306	$226,059	$223,497
Outpatient Medical	184,293	186,967	186,661	191,016	188,835
CCRC	125,873	127,084	130,184	133,808	136,341
Other	6,350	6,163	5,279	5,360	4,979
Corporate Non-segment	—	—	—	—	—
Total revenues	$524,468	$525,678	$545,430	$556,243	$553,652
Lab	—	—	—	—	—
Outpatient Medical	—	—	—	—	—
CCRC	—	137	47	—	—
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Government grant income	$—	$137	$47	$—	$—
Lab	—	—	—	—	—
Outpatient Medical	—	—	—	—	—
CCRC	—	—	—	—	—
Other	(6,350)	(6,163)	(5,279)	(5,360)	(4,979)
Corporate Non-segment	—	—	—	—	—
Less: Interest income	$(6,350)	$(6,163)	$(5,279)	$(5,360)	$(4,979)
Lab	4,285	2,165	1,928	2,425	3,406
Outpatient Medical	750	745	754	746	788
CCRC	—	—	—	—	—
Other	18,969	20,346	20,261	20,572	21,247
Corporate Non-segment	—	—	—	—	—
Healthpeak's share of unconsolidated joint venture real estate revenues	$24,004	$23,256	$22,943	$23,743	$25,441
Lab	—	—	—	—	—
Outpatient Medical	—	—	—	—	—
CCRC	47	—	—	—	—
Other	—	228	—	—	1
Corporate Non-segment	—	—	—	—	—
Healthpeak's share of unconsolidated joint venture government grant income	$47	$228	$—	$—	$1
Lab	(94)	(143)	(151)	(154)	(171)
Outpatient Medical	(8,986)	(8,963)	(8,665)	(8,735)	(8,710)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Noncontrolling interests' share of consolidated joint venture real estate revenues	$(9,080)	$(9,106)	$(8,816)	$(8,889)	$(8,881)
Lab	212,143	207,486	225,083	228,330	226,732
Outpatient Medical	176,057	178,749	178,749	183,027	180,913
CCRC	125,920	127,221	130,231	133,808	136,341
Other	18,969	20,574	20,261	20,572	21,248
Corporate Non-segment	—	—	—	—	—
Portfolio Real Estate Revenues	$533,089	$534,030	$554,324	$565,737	$565,234

Continued

10

Reconciliations

Revenues
In thousands

	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Lab	(11,786)	(842)	(14,950)	(9,477)	(10,296)
Outpatient Medical	(5,631)	(4,470)	(4,685)	(4,223)	(3,612)
CCRC	—	—	—	—	(1)
Other	55	(8)	17	(5)	(81)
Corporate Non-segment	—	—	—	—	—
Non-cash adjustments to Portfolio Real Estate Revenues	$(17,362)	$(5,320)	$(19,618)	$(13,705)	$(13,990)
Lab	200,357	206,644	210,133	218,854	216,436
Outpatient Medical	170,426	174,279	174,064	178,804	177,301
CCRC	125,920	127,221	130,231	133,808	136,340
Other	19,024	20,566	20,278	20,567	21,167
Corporate Non-segment	—	—	—	—	—
Portfolio Cash Real Estate Revenues	$515,727	$528,710	$534,706	$552,033	$551,244
Lab	11,786	842	14,950	9,477	10,296
Outpatient Medical	5,631	4,470	4,685	4,223	3,612
CCRC	—	—	—	—	1
Other	(55)	8	(17)	5	81
Corporate Non-segment	—	—	—	—	—
Non-cash adjustments to Portfolio Real Estate Revenues	$17,362	$5,320	$19,618	$13,705	$13,990
Lab	(34,204)	(30,220)	(44,082)	(50,377)	(54,138)
Outpatient Medical	(13,711)	(14,912)	(14,233)	(14,255)	(14,362)
CCRC	(47)	(138)	(232)	(205)	(258)
Other	(18,969)	(20,574)	(20,261)	(20,572)	(21,248)
Corporate Non-segment	—	—	—	—	—
Non-SS Portfolio Real Estate Revenues	$(66,931)	$(65,844)	$(78,808)	$(85,409)	$(90,006)
Lab	177,939	177,266	181,001	177,954	172,594
Outpatient Medical	162,346	163,837	164,516	168,772	166,551
CCRC	125,873	127,083	129,999	133,603	136,083
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Portfolio Real Estate Revenue - SS(1)	$466,158	$468,186	$475,516	$480,329	$475,228
Lab	(11,492)	(5,696)	(12,206)	(5,549)	(3,329)
Outpatient Medical	(5,346)	(4,268)	(4,356)	(3,953)	(3,397)
CCRC	—	1	—	—	—
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(16,838)	$(9,963)	$(16,562)	$(9,502)	$(6,726)
Lab	166,447	171,570	168,795	172,405	169,265
Outpatient Medical	157,000	159,569	160,160	164,819	163,154
CCRC	125,873	127,084	129,999	133,603	136,083
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Portfolio Cash Real Estate Revenue - SS(1)	$449,320	$458,223	$458,954	$470,827	$468,502

11

Reconciliations

Operating Expenses
In thousands

	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Lab	$56,346	$57,566	$54,832	$60,268	$56,964
Outpatient Medical	64,036	64,398	65,350	67,693	65,691
CCRC	100,110	101,124	101,655	104,773	105,920
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	(4,174)
Operating expenses	$220,492	$223,088	$221,837	$232,734	$224,401
Lab	1,140	1,182	848	958	1,104
Outpatient Medical	265	305	288	301	295
CCRC	—	—	—	—	—
Other	14,828	15,006	14,618	15,439	15,748
Corporate Non-segment	—	—	—	—	—
Healthpeak's share of unconsolidated joint venture operating expenses	$16,233	$16,493	$15,754	$16,698	$17,147
Lab	(28)	(40)	(35)	(33)	(48)
Outpatient Medical	(2,431)	(2,595)	(2,409)	(2,474)	(2,443)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Noncontrolling interests' share of consolidated joint venture operating expenses	$(2,459)	$(2,635)	$(2,444)	$(2,507)	$(2,491)
Lab	—	—	—	—	—
Outpatient Medical	—	—	—	—	—
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	(4,174)
Non-property level operating expenses	$—	$—	$—	$—	$(4,174)
Lab	57,458	58,708	55,645	61,193	58,020
Outpatient Medical	61,870	62,108	63,229	65,520	63,543
CCRC	100,110	101,124	101,655	104,773	105,920
Other	14,828	15,006	14,618	15,439	15,748
Corporate Non-segment	—	—	—	—	—
Portfolio Operating Expenses	$234,266	$236,946	$235,147	$246,925	$243,231
Lab	(8)	(10)	(7)	365	612
Outpatient Medical	(692)	(649)	(677)	(676)	(675)
CCRC	(2,299)	(50)	728	—	940
Other	8	13	27	22	(505)
Corporate Non-segment	—	—	—	—	—
Non-cash adjustments to Portfolio Operating Expenses	$(2,991)	$(696)	$71	$(289)	$372
Lab	57,450	58,698	55,638	61,558	58,632
Outpatient Medical	61,178	61,459	62,552	64,844	62,868
CCRC	97,811	101,074	102,383	104,773	106,860
Other	14,836	15,019	14,645	15,461	15,243
Corporate Non-segment	—	—	—	—	—
Portfolio Cash Operating Expenses	$231,275	$236,250	$235,218	$246,636	$243,603
Continued

12

Reconciliations

Operating Expenses
In thousands

	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Lab	8	10	7	(365)	(612)
Outpatient Medical	692	649	677	676	675
CCRC	2,299	50	(728)	—	(940)
Other	(8)	(13)	(27)	(22)	505
Corporate Non-segment	—	—	—	—	—
Non-cash adjustments to Portfolio Operating Expenses	$2,991	$696	$(71)	$289	$(372)
Lab	(9,731)	(9,111)	(8,990)	(10,921)	(10,644)
Outpatient Medical	(6,924)	(6,253)	(6,933)	(7,099)	(6,858)
CCRC	(341)	(447)	(445)	(537)	(504)
Other	(14,828)	(15,006)	(14,618)	(15,439)	(15,748)
Corporate Non-segment	—	—	—	—	—
Non-SS Portfolio Operating Expenses	$(31,824)	$(30,817)	$(30,986)	$(33,996)	$(33,754)
Lab	47,727	49,597	46,655	50,272	47,376
Outpatient Medical	54,946	55,855	56,296	58,421	56,685
CCRC	99,769	100,677	101,210	104,236	105,416
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Portfolio Operating Expenses - SS(1)	$202,442	$206,129	$204,161	$212,929	$209,477
Lab	(11)	(9)	(6)	(3)	(2)
Outpatient Medical	(655)	(615)	(645)	(643)	(638)
CCRC	(2,300)	(49)	728	—	940
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Non-cash adjustment to SS Portfolio Operating Expenses	$(2,966)	$(673)	$77	$(646)	$300
Lab	47,716	49,588	46,649	50,269	47,374
Outpatient Medical	54,291	55,240	55,651	57,778	56,047
CCRC	97,469	100,628	101,938	104,236	106,356
Other	—	—	—	—	—
Corporate Non-segment	—	—	—	—	—
Portfolio Cash Operating Expenses - SS(1)	$199,476	$205,456	$204,238	$212,283	$209,777

13

Reconciliations

Revenue	Operating Expenses
In thousands

Year Ended December 31, 2023		Year Ended December 31, 2023
Lab	$878,326	Lab	$229,630
Outpatient Medical	753,479	Outpatient Medical	263,132
CCRC	527,417	CCRC	413,472
Other	21,781	Other	—
Corporate Non-segment	—	Corporate Non-segment	(4,174)
Total revenues	$2,181,003	Operating expenses	$902,060
Lab	—	Lab	4,092
Outpatient Medical	—	Outpatient Medical	1,189
CCRC	184	CCRC	—
Other	—	Other	60,811
Corporate Non-segment	—	Corporate Non-segment	—
Government grant income	$184	Healthpeak's share of unconsolidated joint venture operating expenses	$66,092
Lab	—	Lab	(156)
Outpatient Medical	—	Outpatient Medical	(9,921)
CCRC	—	CCRC	—
Other	(21,781)	Other	—
Corporate Non-segment	—	Corporate Non-segment	—
Less: Interest income	$(21,781)	Noncontrolling interests' share of consolidated joint venture operating expenses	$(10,077)
Lab	9,924	Lab	—
Outpatient Medical	3,033	Outpatient Medical	—
CCRC	—	CCRC	—
Other	82,426	Other	—
Corporate Non-segment	—	Corporate Non-segment	(4,174)
Healthpeak's share of unconsolidated joint venture real estate revenues	$95,383	Non-property level operating expenses	$(4,174)
Lab	—	Lab	233,566
Outpatient Medical	—	Outpatient Medical	254,400
CCRC	—	CCRC	413,472
Other	229	Other	60,811
Corporate Non-segment	—	Corporate Non-segment	—
Healthpeak's share of unconsolidated joint venture government grant income	$229	Portfolio Operating Expenses	$962,249
Lab	(619)	Lab	961
Outpatient Medical	(35,073)	Outpatient Medical	(2,676)
CCRC	—	CCRC	1,618
Other	—	Other	(443)
Corporate Non-segment	—	Corporate Non-segment	—
Noncontrolling interests' share of consolidated joint venture real estate revenues	$(35,692)	Non-cash adjustments to Portfolio Operating Expenses	$(540)
Lab	887,631	Lab	234,527
Outpatient Medical	721,439	Outpatient Medical	251,724
CCRC	527,601	CCRC	415,090
Other	82,655	Other	60,368
Corporate Non-segment	—	Corporate Non-segment	—
Portfolio Real Estate Revenues	$2,219,326	Portfolio Cash Operating Expenses	$961,709
Continued

14

Reconciliations

Revenue	Operating Expenses
In thousands

Year Ended December 31, 2023		Year Ended December 31, 2023
Lab	(35,563)	Lab	(961)
Outpatient Medical	(16,991)	Outpatient Medical	2,676
CCRC	—	CCRC	(1,618)
Other	(77)	Other	443
Corporate Non-segment	—	Corporate Non-segment	—
Non-cash adjustments to Portfolio Real Estate Revenues	$(52,631)	Non-cash Portfolio Cash Operating Expenses	$540
Lab	852,068	Lab	(48,359)
Outpatient Medical	704,448	Outpatient Medical	(33,645)
CCRC	527,601	CCRC	(1,933)
Other	82,578	Other	(60,811)
Corporate Non-segment	—	Corporate Non-segment	—
Portfolio Cash Real Estate Revenues	$2,166,695	Non-SS Portfolio Operating Expenses	$(144,748)
Lab	35,563	Lab	185,207
Outpatient Medical	16,991	Outpatient Medical	220,755
CCRC	—	CCRC	411,539
Other	77	Other	—
Corporate Non-segment	—	Corporate Non-segment	—
Non-cash adjustments to Portfolio Real Estate Revenues	$52,631	Portfolio Operating Expenses - SS(1)	$817,501
Lab	(217,316)	Lab	(19)
Outpatient Medical	(73,632)	Outpatient Medical	(2,509)
CCRC	(832)	CCRC	1,618
Other	(82,655)	Other	—
Corporate Non-segment	—	Corporate Non-segment	—
Non-SS Portfolio Real Estate Revenue	$(374,435)	Non-cash adjustment to SS Portfolio Operating Expenses	$(910)
Lab	670,315	Lab	185,188
Outpatient Medical	647,807	Outpatient Medical	218,246
CCRC	526,769	CCRC	413,157
Other	—	Other	—
Corporate Non-segment	—	Corporate Non-segment	—
Portfolio Real Estate Revenue - SS(1)	$1,844,891	Portfolio Cash Operating Expenses - SS(1)	$816,591
Lab	(23,998)
Outpatient Medical	(14,193)
CCRC	—
Other	—
Corporate Non-segment	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(38,191)
Lab	646,317
Outpatient Medical	633,614
CCRC	526,769
Other	—
Corporate Non-segment	—
Portfolio Cash Real Estate Revenue - SS(1)	$1,806,700
______________________________________
(1)The property count used for Portfolio Real Estate Revenues - SS, Portfolio Cash Real Estate Revenues - SS, Portfolio Operating Expenses - SS, and Portfolio Cash Operating Expenses - SS differed for the three and twelve months ended December 31, 2023.

15

Reconciliations

Net Income to Adjusted EBITDAre
In thousands

	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2023
Net income (loss)	$75,395	$334,757
Interest expense	52,784	200,331
Income tax expense (benefit)	(11,842)	(9,617)
Depreciation and amortization	188,544	749,901
Other depreciation and amortization	1,168	6,269
Loss (gain) on sales of real estate	—	(86,463)
Loss (gain) upon change of control	—	(234)
Share of unconsolidated JV:
Interest expense	834	1,987
Income tax expense (benefit)	150	648
Depreciation and amortization	6,723	24,800
EBITDAre	$313,756	$1,222,379
Transaction and merger-related items(1)	11,202	14,300
Other impairments (recoveries) and other losses (gains)(1)	(5,445)	(4,539)
Restructuring and severance-related charges	—	1,368
Casualty-related charges (recoveries)(1)	(3,462)	(4,214)
Stock-based compensation amortization expense	3,513	14,480
Impact of transactions closed during the period(2)	52	(3,927)
Adjusted EBITDAre	$319,616	$1,239,847

Adjusted Fixed Charge Coverage
In thousands

	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2023
Interest expense, including unconsolidated JV interest expense at share	53,618	202,318
Capitalized interest, including unconsolidated JV capitalized interest at share	14,436	58,494
Fixed Charges	$68,054	$260,812

Adjusted Fixed Charge Coverage	4.7x	4.8x
  ______________________________________
(1)This amount includes the corresponding line on the Funds From Operations reconciliation on page 6 of this document excluding the related tax impact included in the adjustment for income tax expense (benefit) above.
(2)Adjustment reflects the impact of transactions that closed during the period as if the transactions were completed at the beginning of the period.

16

Reconciliations

Enterprise Debt and Net Debt
In thousands

December 31, 2023
Bank line of credit and commercial paper	$720,000
Term loans	496,824
Senior unsecured notes	5,403,378
Mortgage debt	256,097
Consolidated Debt	$6,876,299
Share of unconsolidated JV mortgage debt	39,906
Enterprise Debt	$6,916,205
Cash and cash equivalents	(117,635)
Share of unconsolidated JV cash and cash equivalents	(29,243)
Restricted cash	(51,388)
Share of unconsolidated JV restricted cash	(8,022)
Net Debt	$6,709,917

Financial Leverage
In thousands

December 31, 2023
Enterprise Debt	$6,916,205
Enterprise Gross Assets	19,959,484
Financial Leverage	34.7%

Secured Debt Ratio
In thousands

December 31, 2023
Mortgage debt	$256,097
Share of unconsolidated JV mortgage debt	39,906
Enterprise Secured Debt	$296,003
Enterprise Gross Assets	19,959,484
Secured Debt Ratio	1.5%

Net Debt to Adjusted EBITDAre
In thousands

	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2023
Net Debt	$6,709,917	$6,709,917
Annualized Adjusted EBITDAre(1)	1,278,464	1,239,847
Net Debt to Adjusted EBITDAre	5.2x	5.4x
  ______________________________________
(1)For the three months ended, represents the current quarter Adjusted EBITDAre multiplied by a factor of four. For the twelve months ended, represents trailing twelve months Adjusted EBITDAre.

17

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

Total Portfolio	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Net income (loss)	$10,802	$134,507	$56,199	$68,656	$75,395
(Income) loss from discontinued operations	(873)	—	—	—	—
Income (loss) from continuing operations	$9,929	$134,507	$56,199	$68,656	$75,395
Interest income	(6,350)	(6,163)	(5,279)	(5,360)	(4,979)
Interest expense	49,413	47,963	49,074	50,510	52,784
Depreciation and amortization	179,157	179,225	197,573	184,559	188,544
General and administrative	57,872	24,547	25,936	23,093	21,556
Transaction and merger-related costs	3,217	2,425	637	36	14,417
Impairments and loan loss reserves, net	3,326	(2,213)	2,607	(550)	(5,445)
(Gain) loss on sales of real estate, net	969	(81,578)	(4,885)	—	—
Other (income) expense, net	587	(772)	(1,955)	(1,481)	(2,600)
Government grant income	—	137	47	—	—
Income tax (benefit) expense	(650)	302	1,136	787	(11,842)
Equity (income) loss from unconsolidated joint ventures	156	(1,816)	(2,729)	(2,101)	(3,558)
Healthpeak's share of unconsolidated joint venture NOI	7,818	6,991	7,189	7,045	8,295
Noncontrolling interests' share of consolidated joint venture NOI	(6,621)	(6,471)	(6,372)	(6,382)	(6,390)
Non-property level NOI	—	—	—	—	(4,174)
Portfolio NOI	$298,823	$297,084	$319,178	$318,812	$322,003
Adjustments to Portfolio NOI	(14,371)	(4,624)	(19,688)	(13,416)	(14,361)
Portfolio Cash (Adjusted) NOI	$284,452	$292,460	$299,490	$305,396	$307,642
Interest income	6,350	6,163	5,279	5,360	4,979
Portfolio Income	$290,802	$298,623	$304,769	$310,756	$312,621
Interest income	(6,350)	(6,163)	(5,279)	(5,360)	(4,979)
Adjustments to Portfolio NOI	14,371	4,624	19,688	13,416	14,361
Non-SS Portfolio NOI	(35,107)	(35,027)	(47,823)	(51,412)	(56,252)
SS Portfolio NOI	$263,716	$262,057	$271,355	$267,400	$265,751
Non-cash adjustment to SS Portfolio NOI	(13,872)	(9,290)	(16,639)	(8,855)	(7,026)
SS Portfolio Cash (Adjusted) NOI	$249,844	$252,767	$254,716	$258,545	$258,725

Continued

18

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

Lab	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Net income (loss)	$75,575	$133,258	$76,551	$88,337	$86,913
(Income) loss from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$75,575	$133,258	$76,551	$88,337	$86,913
Depreciation and amortization	74,697	75,582	93,235	78,646	80,886
Transaction and merger-related costs	20	158	—	51	124
(Gain) loss on sales of real estate, net	112	(60,498)	—	—	—
Other (income) expense, net	(7)	(4)	2	1	(6)
Equity (income) loss from unconsolidated joint ventures	1,209	(598)	(1,314)	(1,244)	(1,384)
Healthpeak's share of unconsolidated joint venture NOI	3,145	983	1,080	1,467	2,302
Noncontrolling interests' share of consolidated joint venture NOI	(66)	(103)	(116)	(121)	(123)
Portfolio NOI	$154,685	$148,778	$169,438	$167,137	$168,712
Adjustments to Portfolio NOI	(11,778)	(832)	(14,943)	(9,842)	(10,907)
Portfolio Cash (Adjusted) NOI(1)	$142,907	$147,946	$154,495	$157,295	$157,805
Adjustments to Portfolio NOI	11,778	832	14,943	9,842	10,907
Non-SS Portfolio NOI	(24,473)	(21,109)	(35,092)	(39,455)	(43,494)
SS Portfolio NOI	$130,212	$127,669	$134,346	$127,682	$125,218
Non-cash adjustment to SS Portfolio NOI	(11,481)	(5,687)	(12,200)	(5,546)	(3,327)
SS Portfolio Cash (Adjusted) NOI	$118,731	$121,982	$122,146	$122,136	$121,891

Outpatient Medical	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Net income (loss)	$45,571	$71,064	$48,068	$48,906	$48,580
(Income) loss from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$45,571	$71,064	$48,068	$48,906	$48,580
Interest expense	1,970	1,920	1,924	1,947	1,979
Depreciation and amortization	71,983	71,158	71,722	72,736	74,067
Transaction and merger-related costs	1,087	132	16	23	949
(Gain) loss on sales of real estate, net	235	(21,312)	—	—	—
Other (income) expense, net	(354)	(204)	(235)	(78)	(2,180)
Equity (income) loss from unconsolidated joint ventures	(235)	(189)	(184)	(211)	(251)
Healthpeak's share of unconsolidated joint venture NOI	485	440	466	445	493
Noncontrolling interests' share of consolidated joint venture NOI	(6,555)	(6,368)	(6,256)	(6,261)	(6,267)
Portfolio NOI	$114,187	$116,641	$115,521	$117,507	$117,370
Adjustment to Portfolio NOI	(4,939)	(3,821)	(4,008)	(3,547)	(2,938)
Portfolio Cash (Adjusted) NOI(1)	$109,248	$112,820	$111,513	$113,960	$114,432
Adjustment to Portfolio NOI	4,939	3,821	4,008	3,547	2,938
Non-SS Portfolio NOI	(6,787)	(8,659)	(7,301)	(7,156)	(7,504)
SS Portfolio NOI	$107,400	$107,982	$108,220	$110,351	$109,866
Non-cash adjustment to SS Portfolio NOI	(4,691)	(3,653)	(3,711)	(3,309)	(2,759)
SS Portfolio Cash (Adjusted) NOI	$102,709	$104,329	$104,509	$107,042	$107,107

Continued

19

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

CCRC	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Net income (loss)	$(10,097)	$(9,227)	$(5,514)	$(5,633)	$(6,213)
(Income) loss from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$(10,097)	$(9,227)	$(5,514)	$(5,633)	$(6,213)
Interest expense	1,881	1,816	1,823	1,830	1,541
Depreciation and amortization	32,477	32,485	32,616	33,177	33,591
Transaction and merger-related costs	67	219	278	(85)	1,469
Other (income) expense, net	1,435	667	(674)	(254)	33
Government grant income	—	137	47	—	—
Healthpeak's share of unconsolidated joint venture NOI	47	—	—	—	—
Portfolio NOI	$25,810	$26,097	$28,576	$29,035	$30,421
Adjustments to Portfolio NOI	2,299	50	(728)	—	(940)
Portfolio Cash (Adjusted) NOI(1)	$28,109	$26,147	$27,848	$29,035	$29,481
Adjustments to Portfolio NOI	(2,299)	(50)	728	—	940
Non-SS Portfolio NOI	294	309	213	332	246
SS Portfolio NOI	$26,104	$26,406	$28,789	$29,367	$30,667
Non-cash adjustment to SS Portfolio NOI	2,300	50	(728)	—	(940)
SS Portfolio Cash (Adjusted) NOI	$28,404	$26,456	$28,061	$29,367	$29,727

Other	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Net income (loss)	$3,221	$9,173	$8,769	$6,503	$12,338
(Income) loss from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$3,221	$9,173	$8,769	$6,503	$12,338
Interest income	(6,350)	(6,163)	(5,279)	(5,360)	(4,979)
Impairments and loan loss reserves, net	3,326	(2,213)	2,607	(550)	(5,445)
(Gain) loss on sales of real estate, net	622	232	(4,885)	—	—
Other (income) expense, net	(1)	—	19	53	9
Equity (income) loss from unconsolidated joint ventures	(818)	(1,029)	(1,231)	(646)	(1,923)
Healthpeak's share of unconsolidated joint venture NOI	4,141	5,568	5,643	5,133	5,500
Portfolio NOI	$4,141	$5,568	$5,643	$5,133	$5,500
Adjustment to Portfolio NOI	47	(21)	(9)	(27)	424
Portfolio Cash (Adjusted) NOI	$4,188	$5,547	$5,634	$5,106	$5,924
Interest income	6,350	6,163	5,279	5,360	4,979
Portfolio Income	$10,538	$11,710	$10,913	$10,466	$10,903
Interest income	(6,350)	(6,163)	(5,279)	(5,360)	(4,979)
Adjustment to Portfolio NOI	(47)	21	9	27	(424)
Non-SS Portfolio NOI	(4,141)	(5,568)	(5,643)	(5,133)	(5,500)
SS Portfolio NOI	$—	$—	$—	$—	$—
SS Portfolio Cash (Adjusted) NOI	$—	$—	$—	$—	$—

Continued

20

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

Corporate Non-Segment	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Net income (loss)	$(103,468)	$(69,761)	$(71,675)	$(69,457)	$(66,223)
(Income) loss from discontinued operations	(873)	—	—	—	—
Income (loss) from continuing operations	$(104,341)	$(69,761)	$(71,675)	$(69,457)	$(66,223)
Interest expense	45,562	44,227	45,327	46,733	49,264
General and administrative	57,872	24,547	25,936	23,093	21,556
Transaction and merger-related costs	2,043	1,916	343	47	11,875
Other (income) expense, net	(486)	(1,231)	(1,067)	(1,203)	(456)
Income tax (benefit) expense	(650)	302	1,136	787	(11,842)
Non-property level NOI	$—	$—	$—	$—	$(4,174)
Portfolio NOI	$—	$—	$—	$—	$—
SS Portfolio NOI	$—	$—	$—	$—	$—
SS Portfolio Cash (Adjusted) NOI	$—	$—	$—	$—	$—
______________________________________
(1)Portfolio Income and Portfolio Cash (Adjusted) NOI are the same for Lab, Outpatient Medical, and CCRC for all periods presented as there is no interest income related to such segments.

21

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

For the year ended December 31, 2023

	Lab	Outpatient Medical	CCRC	Other Non-reportable	Corporate Non-segment	Total
Net income (loss)	$385,059	$216,618	$(26,587)	$36,783	$(277,116)	$334,757
(Income) loss from discontinued operations	—	—	—	—	—	—
Income (loss) from continuing operations	$385,059	$216,618	$(26,587)	$36,783	$(277,116)	$334,757
Interest income	—	—	—	(21,781)	—	(21,781)
Interest expense	—	7,770	7,010	—	185,551	200,331
Depreciation and amortization	328,349	289,683	131,869	—	—	749,901
General and administrative	—	—	—	—	95,132	95,132
Transaction and merger-related costs	333	1,120	1,881	—	14,181	17,515
Impairments and loan loss reserves, net	—	—	—	(5,601)	—	(5,601)
(Gain) loss on sales of real estate, net	(60,498)	(21,312)	—	(4,653)	—	(86,463)
Other (income) expense, net	(7)	(2,697)	(228)	81	(3,957)	(6,808)
Government grant income	—	—	184	—	—	184
Income tax (benefit) expense	—	—	—	—	(9,617)	(9,617)
Equity (income) loss from unconsolidated joint ventures	(4,540)	(835)	—	(4,829)	—	(10,204)
Healthpeak's share of unconsolidated joint venture NOI	5,832	1,844	—	21,844	—	29,520
Noncontrolling interests' share of consolidated joint venture NOI	(463)	(25,152)	—	—	—	(25,615)
Non-property level NOI	—	—	—	—	(4,174)	(4,174)
Portfolio NOI	$654,065	$467,039	$114,129	$21,844	$—	$1,257,077
Adjustments to NOI	(36,524)	(14,314)	(1,618)	366	—	(52,090)
Portfolio Cash (Adjusted) NOI	$617,541	$452,725	$112,511	$22,210	$—	$1,204,987
Interest Income	—	—	—	21,781	—	21,781
Portfolio Income	$617,541	$452,725	$112,511	$43,991	$—	$1,226,768
Interest income	—	—	—	(21,781)	—	(21,781)
Adjustments to NOI	36,524	14,314	1,618	(366)	—	52,090
Non-SS Portfolio NOI	(168,957)	(39,987)	1,101	(21,844)	—	(229,687)
SS Portfolio NOI(1)	$485,108	$427,052	$115,230	$—	$—	$1,027,390
Non-cash adjustment to SS Portfolio NOI	(23,979)	(11,685)	(1,618)	—	—	(37,282)
SS Portfolio Cash (Adjusted) NOI(1)	$461,129	$415,367	$113,612	$—	$—	$990,108
  ______________________________________
(1)The property count used for SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI differed for the three and twelve months ended December 31, 2023 and 2022.

22

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

For the year ended December 31, 2022

	Lab	Outpatient Medical	CCRC	Other Non-reportable	Corporate Non-segment	Total
Net income (loss)	$620,105	$208,580	$(43,053)	$12,524	$(281,732)	$516,424
(Income) loss from discontinued operations	—	—	—	—	(2,884)	(2,884)
Income (loss) from continuing operations	$620,105	$208,580	$(43,053)	$12,524	$(284,616)	$513,540
Interest income	—	—	—	(23,300)	—	(23,300)
Interest expense	—	6,900	7,509	—	158,535	172,944
Depreciation and amortization	302,649	279,546	128,374	—	—	710,569
General and administrative	—	—	—	—	131,033	131,033
Transaction and merger-related costs	387	1,255	725	—	2,486	4,853
Impairments and loan loss reserves, net	—	—	—	7,004	—	7,004
(Gain) loss on sales of real estate, net	(3,744)	(10,659)	—	5,325	—	(9,078)
Other (income) expense, net	(311,939)	(12,709)	1,380	13	(3,013)	(326,268)
Government grant income	—	—	6,765	—	—	6,765
Income tax (benefit) expense	—	—	—	—	(4,425)	(4,425)
Equity (income) loss from unconsolidated joint ventures	972	(852)	(539)	(1,566)	—	(1,985)
Healthpeak's share of unconsolidated joint venture NOI	7,038	1,821	380	16,751	—	25,990
Noncontrolling interests' share of consolidated joint venture NOI	(181)	(25,400)	—	—	—	(25,581)
Portfolio NOI	$615,287	$448,482	$101,541	$16,751	$—	$1,182,061
Adjustments to NOI	(62,754)	(15,513)	2,300	169	—	(75,798)
Portfolio Cash (Adjusted) NOI	$552,533	$432,969	$103,841	$16,920	$—	$1,106,263
Interest Income	—	—	—	23,300	—	23,300
Portfolio Income	$552,533	$432,969	$103,841	$40,220	$—	$1,129,563
Interest income	—	—	—	(23,300)	—	(23,300)
Adjustments to NOI	62,754	15,513	(2,300)	(169)	—	75,798
Non-SS Portfolio NOI	(125,260)	(32,899)	(5,521)	(16,751)	—	(180,431)
SS Portfolio NOI(1)	$490,027	$415,583	$96,020	$—	$—	$1,001,630
Non-cash adjustment to SS Portfolio NOI	(45,496)	(13,763)	2,300	—	—	(56,959)
SS Portfolio Cash (Adjusted) NOI(1)	$444,531	$401,820	$98,320	$—	$—	$944,671
  ______________________________________
(1)The property count used for SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI differed for the three and twelve months ended December 31, 2023 and 2022.

23

Reconciliations

Healthpeak's Share of Unconsolidated Joint Venture NOI
In thousands

Total Portfolio	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Equity income (loss) from unconsolidated joint ventures	$(156)	$1,816	$2,729	$2,101	$3,558
Depreciation and amortization	8,642	5,993	5,893	6,190	6,724
General and administrative	167	444	249	267	199
(Gain) loss on sales of real estate, net	45	—	—	—	—
Other (income) expense, net	(861)	(1,478)	(1,917)	(1,558)	(2,389)
Income tax (benefit) expense	(19)	216	235	45	203
Healthpeak's share of unconsolidated joint venture NOI	$7,818	$6,991	$7,189	$7,045	$8,295

Lab	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Equity income (loss) from unconsolidated joint ventures	$(1,209)	$598	$1,314	$1,244	$1,384
Depreciation and amortization	5,037	1,521	1,415	1,568	1,992
General and administrative	160	345	209	220	134
Income tax (benefit) expense	(843)	(1,481)	(1,858)	(1,565)	(1,208)
Healthpeak's share of unconsolidated joint venture NOI	$3,145	$983	$1,080	$1,467	$2,302

Outpatient Medical	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Equity income (loss) from unconsolidated joint ventures	$235	$189	$184	$211	$251
Depreciation and amortization	240	238	256	218	241
General and administrative	3	7	21	15	(3)
Income tax expense (benefit)	7	6	5	1	4
Healthpeak's share of unconsolidated joint venture NOI	$485	$440	$466	$445	$493

CCRC	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Equity income (loss) from unconsolidated joint ventures	$—	$—	$—	$—	$—
(Gain) loss on sales of real estate, net	45	—	—	—	—
Other (income) expense, net	2	—	—	—	—
Healthpeak's share of unconsolidated joint venture NOI	$47	$—	$—	$—	$—

Other	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Equity income (loss) from unconsolidated joint ventures	$818	$1,029	$1,231	$646	$1,923
Depreciation and amortization	3,365	4,234	4,222	4,404	4,491
General and administrative	4	92	19	32	68
Other (income) expense, net	(20)	3	(59)	7	(1,181)
Income tax (benefit) expense	(26)	210	230	44	199
Healthpeak's share of unconsolidated joint venture NOI	$4,141	$5,568	$5,643	$5,133	$5,500

24

Reconciliations

Healthpeak's Share of Unconsolidated Joint Venture NOI
In thousands

For the year ended December 31, 2023

	Lab	Outpatient Medical	CCRC	Other	Total
Equity income (loss) from unconsolidated joint ventures	$4,540	$835	$—	$4,829	$10,204
Depreciation and amortization	6,496	953	—	17,351	24,800
General and administrative	908	40	—	211	1,159
Other (income) expense, net	(6,112)	—	—	(1,230)	(7,342)
Income tax (benefit) expense	—	16	—	683	699
Healthpeak's share of unconsolidated joint venture NOI	$5,832	$1,844	$—	$21,844	$29,520

For the year ended December 31, 2022

	Lab	Outpatient Medical	CCRC	Other	Total
Equity income (loss) from unconsolidated joint ventures	$(972)	$852	$539	$1,566	$1,985
Depreciation and amortization	10,282	911	—	16,498	27,691
General and administrative	282	33	—	129	444
(Gain) loss on sales of real estate, net	—	(2)	226	—	224
Other (income) expense, net	(2,554)	—	(385)	(1,649)	(4,588)
Income tax (benefit) expense	—	27	—	207	234
Healthpeak's share of unconsolidated joint venture NOI	$7,038	$1,821	$380	$16,751	$25,990

25

Reconciliations

Noncontrolling Interests' Share of Consolidated Joint Venture NOI
In thousands

Total Portfolio	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Income (loss) from continuing operations attributable to noncontrolling interest	$4,274	$15,555	$4,300	$4,442	$4,451
(Gain) loss on sales of real estate, net	—	(11,546)	—	—	—
Depreciation and amortization	4,657	4,691	4,593	4,474	4,502
Other (income) expense, net	69	113	40	6	23
Dividends attributable to noncontrolling interest	(2,379)	(2,342)	(2,561)	(2,540)	(2,586)
Noncontrolling interests' share of consolidated joint venture NOI	$6,621	$6,471	$6,372	$6,382	$6,390

Lab	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Income (loss) from continuing operations attributable to noncontrolling interest	$1,000	$1,483	$1,078	$1,061	$1,093
(Gain) loss on sales of real estate, net	—	(413)	—	—	—
Depreciation and amortization	31	37	52	52	50
Other (income) expense, net	(35)	(103)	(84)	(91)	(94)
Dividends attributable to noncontrolling interest	(930)	(901)	(930)	(901)	(926)
Noncontrolling interests' share of consolidated joint venture NOI	$66	$103	$116	$121	$123

Outpatient Medical	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Income (loss) from continuing operations attributable to noncontrolling interest	$3,274	$14,072	$3,032	$3,181	$3,162
(Gain) loss on sales of real estate, net	—	(11,133)	—	—	—
Depreciation and amortization	4,626	4,654	4,541	4,422	4,452
Other (income) expense, net	104	216	124	97	117
Dividends attributable to noncontrolling interest	(1,449)	(1,441)	(1,441)	(1,439)	(1,464)
Noncontrolling interests' share of consolidated joint venture NOI	$6,555	$6,368	$6,256	$6,261	$6,267

Corporate Non-segment	Three Months Ended
	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Income (loss) from continuing operations attributable to noncontrolling interest	$—	$—	$190	$200	$196
Dividends attributable to noncontrolling interest	—	—	(190)	(200)	(196)
Noncontrolling interests' share of consolidated joint venture NOI	$—	$—	$—	$—	$—

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Reconciliations

Noncontrolling Interests' Share of Consolidated Joint Venture NOI
In thousands

For the year ended December 31, 2023

	Lab	Outpatient Medical	Corporate Non-segment	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$4,715	$23,447	$586	$28,748
(Gain) loss on sales of real estate, net	(413)	(11,133)	—	(11,546)
Depreciation and amortization	192	18,069	—	18,261
Other (income) expense, net	(372)	554	—	182
Dividends attributable to noncontrolling interest	(3,659)	(5,785)	(586)	(10,030)
Noncontrolling interests' share of consolidated joint venture NOI	$463	$25,152	$—	$25,615

For the year ended December 31, 2022

	Lab	Outpatient Medical	Corporate Non-segment	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$3,784	$12,191	$—	$15,975
(Gain) loss on sales of real estate, net	—	(12)	—	(12)
Depreciation and amortization	89	18,667	—	18,756
Other (income) expense, net	(28)	350	—	322
Dividends attributable to noncontrolling interest	(3,664)	(5,796)	—	(9,460)
Noncontrolling interests' share of consolidated joint venture NOI	$181	$25,400	$—	$25,581

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Reconciliations

REVPOR CCRC(1)
In thousands, except per month data

	Three Months Ended
REVPOR CCRC	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Portfolio Cash Real Estate Revenues(2)	$125,920	$127,221	$130,231	$133,808	$136,340
Other adjustments to REVPOR CCRC(3)	(47)	—	(184)	(206)	—
REVPOR CCRC revenues	$125,873	$127,221	$130,046	$133,603	$136,340

Average occupied units/month	5,918	5,908	5,925	5,956	6,031
REVPOR CCRC per month(4)	$7,090	$7,179	$7,317	$7,477	$7,536

	Three Months Ended
REVPOR CCRC excluding NREF Amortization	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
REVPOR CCRC revenues	$125,873	$127,221	$130,046	$133,603	$136,340
NREF Amortization(5)	(21,260)	(19,887)	(20,287)	(20,762)	(22,105)
REVPOR CCRC revenues excluding NREF Amortization	$104,612	$107,334	$109,759	$112,841	$114,235

Average occupied units/month	5,918	5,908	5,925	5,956	6,031
REVPOR CCRC excluding NREF Amortization per month(4)	$5,892	$6,056	$6,175	$6,315	$6,314

	Three Months Ended
SS REVPOR CCRC	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
SS REVPOR CCRC revenues(6)	$125,873	$127,084	$129,999	$133,603	$136,083

SS average occupied units/month	5,918	5,908	5,925	5,956	6,020
SS REVPOR CCRC per month(4)	$7,090	$7,171	$7,314	$7,477	$7,535

	Three Months Ended
SS REVPOR CCRC excluding NREF Amortization	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
SS REVPOR CCRC revenues(6)	$125,873	$127,084	$129,999	$133,603	$136,083
NREF Amortization(5)	(21,260)	(19,887)	(20,287)	(20,762)	(22,024)
SS REVPOR CCRC revenues excluding NREF Amortization	$104,612	$107,197	$109,712	$112,841	$114,059

SS Average occupied units/month	5,918	5,908	5,925	5,956	6,020
SS REVPOR CCRC excluding NREF Amortization per month(4)	$5,892	$6,049	$6,173	$6,315	$6,315
_____________________________________
(1)May not foot due to rounding.
(2)See pages 10 and 11 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue from facilities that are held for sale or sold, facilities in redevelopment or recently completed redevelopments that are not yet stabilized.
(4)Represents the quarter REVPOR CCRC divided by a factor of three.
(5)NREF amortization excludes a recently completed redevelopment that is not yet stabilized as it is already excluded from REVPOR CCRC revenues.
(6)See pages 10 and 11 of this document for a reconciliation of Portfolio Cash Real Estate Revenues - SS.

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Reconciliations

REVPOR(1)
In thousands, except per month data

	Three Months Ended
REVPOR Other	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Portfolio Cash Real Estate Revenues(2)	$19,024	$20,566	$20,278	$20,567	$21,167
Other adjustments to REVPOR(3)	(2,423)	(2,532)	(2,365)	(2,456)	—
REVPOR revenues	$16,601	$18,034	$17,914	$18,111	$21,167

Average occupied units/month	1,302	1,297	1,303	1,320	1,410
REVPOR per month(4)	$4,250	$4,633	$4,584	$4,573	$5,005
______________________________________
(1)May not foot due to rounding.
(2)See pages 10 and 11 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue for assets in redevelopment or recently completed redevelopments that are not yet stabilized.
(4)Represents the quarter REVPOR divided by a factor of three.

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Reconciliations

Discontinued Operations Reconciliation
The results of discontinued operations during the three and twelve months ended December 31, 2023 and 2022 are presented below and are included within the Income (loss) from discontinued operations line of the Consolidated Statements of Operations in the accompanying Earnings Release and Supplemental Report. In order to facilitate reconciliation of amounts through this Discussion and Reconciliation of Non-GAAP Financial Measures and the accompanying Earnings Release and Supplemental Report, detailed financial information for discontinued operations for the three and twelve months ended December 31, 2023 and 2022 is presented below (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenues:
Resident fees and services	$—	$725	$—	$7,489
Total revenues	—	725	—	7,489
Costs and expenses:
Operating	—	—	—	6,452
Total costs and expenses	—	—	—	6,452
Other income (expense):
Gain (loss) on sales of real estate, net	—	(17)	—	1,344
Other income (expense), net	—	154	—	169
Total other income (expense), net	—	137	—	1,513
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	—	862	—	2,550
Income tax benefit (expense)	—	11	—	270
Equity income (loss) from unconsolidated joint ventures	—	—	—	64
Income (loss) from discontinued operations	$—	$873	$—	$2,884

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FORWARD-LOOKING STATEMENTS
This Discussion and Reconciliation of Non-GAAP Financial Measures may include “forward-looking statements,” including but not limited to those regarding the proposed transactions between Healthpeak and Physicians Realty Trust, within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Healthpeak and Physicians Realty Trust operate and beliefs of and assumptions made by Healthpeak management and Physicians Realty Trust management, involve uncertainties that could significantly affect the financial or operating results of Healthpeak, Physicians Realty Trust or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “projects,” “forecasts,” “will,” “may,” “potential,” “can,” “could,” “should,” “pro forma,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Healthpeak and Physicians Realty Trust, including future acquisitions, dispositions, financing activity, financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Healthpeak and Physicians Realty Trust expects or anticipates will occur in the future — including statements relating to creating value for shareholders or stockholders, as applicable, benefits of the proposed transactions to clients, tenants, employees, shareholders or stockholders, as applicable, and other constituents of the combined company, integrating the companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Healthpeak and Physicians Realty Trust believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Healthpeak and Physicians Realty Trust can give no assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; securing the necessary shareholder and stockholder approvals and satisfaction of other closing conditions to consummate the proposed merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transactions; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate portfolios, business operations, including properties, tenants, property managers and employees; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of Healthpeak or Physicians Realty Trust; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, tenants, property managers, customers, employees and competitors; risks related to diverting the attention of Healthpeak’s and Physicians Realty Trust’s management from ongoing business operations; unfavorable outcomes of any legal proceedings that have been or may be instituted against Healthpeak or Physicians Realty Trust; costs related to uninsured losses, condemnation, or environmental issues, including risks of natural disasters; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; risks related to the market value of shares of Healthpeak common stock to be issued in the transaction; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for Healthpeak or Physicians Realty Trust common shares; impairment charges; unanticipated changes in Healthpeak’s or Physicians Realty Trust’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the SEC by Healthpeak and Physicians Realty Trust. Moreover, other risks and uncertainties of which Healthpeak or Physicians Realty Trust are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Healthpeak or Physicians Realty Trust on their respective websites or otherwise. Neither Healthpeak nor Physicians Realty Trust undertakes any obligation to

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update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, on December 15, 2023, Healthpeak and Physicians Realty Trust filed with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction. The joint proxy statement/prospectus contains important information about the proposed transaction and related matters. The Form S-4 was declared effective, and each of Healthpeak and Physicians Realty Trust commenced mailing of the joint proxy statement/prospectus included as part of the Form S-4, on January 11, 2024.

STOCKHOLDERS ARE URGED AND ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEALTHPEAK, PHYSICIANS REALTY TRUST AND THE PROPOSED TRANSACTION.

Investors and security holders of Healthpeak and Physicians Realty Trust are able to obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by Healthpeak and Physicians Realty Trust with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Healthpeak with the SEC are also available on Healthpeak’s website at www.healthpeak.com, and copies of the documents filed by Physicians Realty Trust with the SEC are available on Physicians Realty Trust’s website at www.docreit.com.

PARTICIPANTS IN THE SOLICITATION

Healthpeak, Physicians Realty Trust and their respective directors, trustees and executive officers may be deemed to be participants in the solicitation of proxies from Healthpeak’s stockholders and Physicians Realty Trust’s shareholders in respect of the proposed transaction. Information regarding Healthpeak’s directors and executive officers can be found in Healthpeak’s definitive proxy statement filed with the SEC on March 17, 2023. Information regarding Physicians Realty Trust’s trustees and executive officers can be found in Physicians Realty Trust’s definitive proxy statement filed with the SEC on March 23, 2023.

Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction. These documents are available on the SEC’s website and from Healthpeak and Physicians Realty Trust, as applicable, using the sources indicated above.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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